UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
_________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 1, 2025

Sekisui House U.S., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTES

On December 1, 2025, Sekisui House U.S., Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed the acquisition of Woodside Homes Company, LLC (“Woodside”). The Commission granted the Company’s request to substitute combined consolidated financial statements of the Company and Woodside for the year ended December 31, 2024 (which includes Woodside beginning on April 19, 2024, the date the Company was acquired by Woodside’s parent) and combined consolidated interim financial statements of the Company and Woodside for the nine months ended September 30, 2025 (the “Combined Consolidated Financial Statements”) in lieu of the financial statements of Woodside and the pro forma combined financial information required by Rule 3-05 of Regulation S-X for the acquisition of Woodside. This Form 8-K/A amends the Initial 8-K to include the Combined Consolidated Financial Statements.

The Company is filing this Current Report on Form 8-K on a voluntary basis to disclose the events reported herein. The Company no longer has an obligation to file reports with the Securities and Exchange Commission ("SEC") as it no longer has any class of securities registered under Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934. The Company, in its sole discretion, may stop making filings with the SEC at any time and no assumptions should be made as to continued reporting with the SEC.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Businesses Acquired
1.Audited Combined Consolidated Financial Statement of the Company for the year ended December 31, 2024, which are included as Exhibit 99.1 and incorporated by reference herein; and
2.Unaudited Combined Consolidated Financial Statement of the Company for the nine months ended September 30, 2025, which are included as Exhibit 99.2 and incorporated by reference herein.

(d)     Exhibits

Exhibit Number	Description

99.1	Audited Combined Consolidated Financial Statement of the Company for the year ended December 31, 2024.

99.2	Unaudited Combined Consolidated Financial Statement of the Company for the nine months ended September 30, 2025.

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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SEKISUI HOUSE U.S., INC.

Dated:	February 13, 2026	By:	/s/ Theodore Sangalis
Theodore Sangalis
Vice President, Secretary and Corporate Counsel

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